UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2023

10X CAPITAL VENTURE ACQUISITION CORP. II
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40722	98-1594494
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Word Trade Center, 85th Floor
New York, New York	10007
(Address of principal executive offices)	(Zip Code)

(212) 257-0069
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001, and one-third of one redeemable warrant	VCXAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	VCXA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	VCXAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On December 5, 2023, 10X Capital Venture Acquisition Corp. II (“10X II”) will convene an extraordinary general meeting of shareholders to vote on certain proposals including a proposal to approve 10X II’s entry into the Merger Agreement, dated as of November 2, 2022 (as may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among 10X II, 10X AA Merger Sub, Inc., a Delaware corporation, and African Agriculture, Inc., a Delaware corporation (“African Agriculture”), and the transactions contemplated thereby (such transactions, the “Business Combination” and such proposal, the “Business Combination Proposal”). The Business Combination Proposal and such other proposals are described in more detail in the Definitive Proxy Statement (as defined below).

In connection with the Business Combination Proposal, public shareholders of 10X II received a right to redeem their Class A ordinary shares, par value $0.0001 per share (“Class A ordinary shares”), of 10X II for a pro rata portion of the funds in 10X II’s trust account (the “Trust Account”). The deadline to submit such redemptions was 5:00 p.m. Eastern time on December 1, 2023 (the “Redemption Deadline”), and no redemption reversal requests will be accepted following such Redemption Deadline.

As of the Redemption Deadline, 10X II received redemption requests for 1,857,033 Class A ordinary shares, representing 98.7% aggregate redemptions since 10X II’s initial public offering. As of December 1, 2023, 262,520 Class A ordinary shares held by public holders remained following the submission and non-reversal of the aforementioned redemptions.

As a result, 10X II estimates that upon closing of the Business Combination, approximately $19,628,838.81 (approximately $10.57 per share) will be removed from the Trust Account to pay such redeeming holders.

Additional Information and Where to Find It

In connection with the Business Combination, 10X II filed a Registration Statement on Form S-4 (File No. 333-269342) (as may be amended or supplemented from time to time, the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) on January 20, 2023, which was declared effective on November 7, 2023. 10X II has mailed a definitive proxy statement/prospectus (the “Definitive Proxy Statement”) and other relevant documents to its shareholders. 10X II’s shareholders and other interested persons are advised to read the Definitive Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with 10X II’s solicitation of proxies for its shareholders’ meeting to be held to approve, among other things, the Business Combination because such documents contain, or will contain, important information about 10X II, African Agriculture and the Business Combination. Shareholders may obtain a free copy of the Definitive Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov. Shareholders may also obtain copies of the Definitive Proxy Statement by directing a request to Morrow Sodali LLC by telephone by dialing (800) 662-5200 or (203) 658-9400 or by sending an email to VCXA.info@investor.morrowsodali.com.

Participants in the Solicitation

10X II, African Agriculture and their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from 10X II’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of 10X II’s directors and officers in 10X II’s filings with the SEC, including the Registration Statement, and such information and names of African Agriculture’s directors and executive officers is also in the Registration Statement, which includes the Definitive Proxy Statement.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K (this “Current Report”) includes, and oral statements made from time to time by representatives of 10X II may include, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. 10X II bases these forward-looking statements on its current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties, and assumptions about 10X II that may cause 10X II’s actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements include, but are not limited to, the Business Combination and related matters, including the shareholders meeting to be held to approve the Business Combination and actions to be taken in connection with the Business Combination as well as other statements other than statements of historical fact included in the Definitive Proxy Statement.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by 10X II and its management, and African Agriculture and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against 10X II, African Agriculture, the combined company following the consummation of the Business Combination or others following the announcement of the Business Combination; (3) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of 10X II or the stockholders of African Agriculture or to satisfy other closing conditions; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards at or following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of African Agriculture as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that African Agriculture or the combined company may be adversely affected by other economic, business and/or competitive factors; (11) shareholder approval of the proposals at the EGM; (12) 10X II’s inability to complete an initial business combination within the required time period; and (13) other risks and uncertainties described in 10X II’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 under the heading “Item 1A. Risks Factors,” in the Registration Statement, in the Definitive Proxy Statement and in other reports 10X II files with the SEC.

Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. All such forward-looking statements speak only as of the date of this Current Report. Neither 10X II nor African Agriculture gives any assurance that 10X II or African Agriculture will achieve its expectations. Accordingly, undue reliance should not be placed upon the forward-looking statements. 10X II and African Agriculture expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in 10X II’s expectations with regard thereto or any change in events, conditions, or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to 10X II or persons acting on 10X II’s behalf are qualified in their entirety by this “Cautionary Note Regarding Forward-Looking Statements.”

No Offer or Solicitation

This Current Report shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Business Combination. This Current Report shall also not constitute an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy, any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 4, 2023

10X CAPITAL VENTURE ACQUISITION CORP. II

By:	/s/ Hans Thomas
Name:	Hans Thomas
Title:	Chairman and Chief Executive Officer

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